                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                         MAX & ERMA'S RESTAURANTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of Securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         2)       Form, Schedule or Registration Statement No.:


         3)       Filing Party:


         4)       Date Filed:

                         MAX & ERMA'S RESTAURANTS, INC.












                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                 APRIL 11, 2002

                                       AND

                                 PROXY STATEMENT










                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                 AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                         MAX & ERMA'S RESTAURANTS, INC.
                                 P.O. BOX 297830
                              4849 EVANSWOOD DRIVE
                              COLUMBUS, OHIO 43229
                                 (614) 431-5800



                                                               February 25, 2002



Dear Stockholder:

                  You are cordially invited to attend the Annual Meeting of Stockholders of Max & Erma's Restaurants, Inc. on April 11, 2002, at 9:30 a.m., at the Company's corporate office at 4849 Evanswood Drive, Columbus, Ohio. We look forward to greeting those stockholders who are able to attend.

                  At the meeting, you are being asked to elect Mark F. Emerson and Michael D. Murphy for three-year terms as Class I members of the Board of Directors, to approve and adopt the Company's 2002 Stock Option Plan, and to ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the 2002 fiscal year.

                  It is very important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, please sign, date and return your proxy in the enclosed envelope at your earliest convenience.

                  Your interest and participation in the affairs of the Company are greatly appreciated. Thank you for your continued support.


                                       Sincerely,

                                       Todd B. Barnum
                                       Chairman of the Board,
                                       Chief Executive Officer and President

                         MAX & ERMA'S RESTAURANTS, INC.
                                 P.O. BOX 297830
                              4849 EVANSWOOD DRIVE
                              COLUMBUS, OHIO 43229
                                 (614) 431-5800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 11, 2002


                                                               February 25, 2002

To the Stockholders of
Max & Erma's Restaurants, Inc.:

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate office at 4849 Evanswood Drive, Columbus, Ohio, on the 11th day of April, 2002, at 9:30 a.m., local time, for the following purposes:

      1. To elect two Class I Directors, each for a term of three years and until their successors are duly elected and qualified.

      2.    To approve and adopt the Company's 2002 Stock Option Plan.

      3. To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the 2002 fiscal year.

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  Owners of Common Stock of the Company of record at the close of business on February 15, 2002, will be entitled to vote at the meeting.

                  Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided. Thank you for your cooperation.

                             By Order of the Board of Directors

                             Todd B. Barnum
                             Chairman of the Board,
                             Chief Executive Officer and President

        ----------------------------------------------------------------

                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
        ----------------------------------------------------------------

                         MAX & ERMA'S RESTAURANTS, INC.
                                 P.O. BOX 297830
                              4849 EVANSWOOD DRIVE
                              COLUMBUS, OHIO 43229
                                 (614) 431-5800

                                                               February 25, 2002

                               PROXY STATEMENT FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS


                                  INTRODUCTION


         This Proxy Statement is furnished to the stockholders of Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 11, 2002, and at any adjournment thereof, and is being mailed to the stockholders on or about the date set forth above.

         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Directors' unanimous recommendations, which are FOR the election of Mark F. Emerson and Michael D. Murphy as Class I Directors of the Company; FOR the approval and adoption of the Company's 2002 Stock Option Plan; FOR the ratification of the selection of Deloitte & Touche LLP as the independent public accountants of the Company for the 2002 fiscal year; and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention William C. Niegsch, Jr.) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person.

VOTING RIGHTS

         Only stockholders of record at the close of business on February 15, 2002, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each share so held entitles the holder thereof to one vote upon each matter to be voted on. As of December 31, 2001, the Company had outstanding 2,407,149 shares of Common Stock, $.10 par value. There are no cumulative voting rights in the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the only persons known by the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock of the Company on December 31, 2001 (unless otherwise noted):

 NAME AND ADDRESS                       NUMBER OF SHARES         PERCENTAGE
OF BENEFICIAL OWNER                  BENEFICIALLY OWNED(1)       OF CLASS(2)
-------------------                  ---------------------       -----------

Todd B. Barnum                            421,181 (3)                16.7%
4849 Evanswood Drive
Columbus, Ohio  43229

Mark F. Emerson                           333,445 (4)                13.5%
4849 Evanswood Drive
Columbus, Ohio  43229

Roger D. Blackwell                        510,422 (5)                21.1%
3380 Tremont Road
Columbus, Ohio 43221

William C. Niegsch, Jr.                   161,572 (6)                 6.6%
4849 Evanswood Drive
Columbus, Ohio 43229

Dimensional Fund Advisors Inc.            181,144 (7)                 7.5%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

---------------------------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he has the right to acquire beneficial ownership of within 60 days of December 31, 2001. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of December 31, 2001.

(3) Includes 113,000 shares which Mr. Barnum has a right to purchase under presently exercisable options. Also includes 402 shares owned by Mr. Barnum's spouse, as to which Mr. Barnum disclaims beneficial ownership.

(4) Includes 57,000 shares which may be purchased under presently exercisable options.

(5) Includes 17,000 shares which may be purchased under presently exercisable options.

(6) Includes 57,000 shares which may be purchased under presently exercisable options. Also includes 11,000 shares owned by Mr. Niegsch's spouse and 10,494 shares owned by Mr. Niegsch's children, as to which Mr. Niegsch disclaims beneficial ownership.

(7) Based on Schedule 13G filed with the Securities and Exchange Commission on February 2, 2001.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of December 31, 2001, the beneficial ownership of the Company's Common Stock by each executive officer and/or director of the Company and by all executive officers and directors as a group:

             NAME OF                                  NUMBER OF SHARES               PERCENTAGE
         BENEFICIAL OWNER                           BENEFICIALLY OWNED(1)            OF CLASS(2)
         ----------------                           ---------------------            -----------

         Todd B. Barnum                                   421,181 (3)                    16.7%

         Mark F. Emerson                                  333,445 (3)                    13.5%

         Bonnie J. Brannigan                               28,682 (4)                     1.2%

         William C. Niegsch, Jr.                          161,572 (3)                     6.6%

         Gregory L. Heywood                                63,283 (5)                     2.6%

         Larry B. Fournier                                 20,190 (6)                     0.8%

         William E. Arthur                                 71,321 (7)                     2.9%

         Roger D. Blackwell                               510,422 (3)                    21.1%

         Robert A. Rothman                                 74,800 (8)                     3.1%

         Michael D. Murphy                                 18,000 (9)                     0.7%

         Thomas R. Green                                   38,686 (10)                    1.6%

         All directors and executive
         officers as a group (11 persons)               1,741,582 (11)                   63.2%

---------------------------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership of within 60 days of December 31, 2001. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(2) "Percentage of Class" is calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of December 31, 2001.

(3)  See preceding table and notes thereto.

(4) Includes 20,000 shares which may be purchased under presently exercisable options.

(5) Includes 8,000 shares which may be purchased under presently exercisable options.

(6) Includes 8,000 shares which may be purchased under presently exercisable options.

(7) Includes 17,000 shares which may be purchased under presently exercisable options. Also includes 25,572 shares owned by Mr. Arthur's spouse, as to which Mr. Arthur disclaims beneficial ownership.

(8) Includes 17,000 shares which may be purchased under presently exercisable options. Also includes 2,475 shares owned by Mr. Rothman's spouse, as to which Mr. Rothman disclaims beneficial ownership.

(9) Includes 17,000 shares which may be purchased under presently exercisable options.

(10) Includes 17,000 shares which may be purchased under presently exercisable options. Also includes 962 shares owned by Mr. Green's spouse and 150 shares owned by Mr. Green's children, as to which Mr. Green disclaims beneficial ownership.

(11) Includes 348,000 shares which may be purchased pursuant to presently exercisable options.

                              ELECTION OF DIRECTORS

         The Board of Directors has designated Mark F. Emerson and Michael D. Murphy as nominees for election as Class I Directors of the Company to serve for terms of three years and until their successors are duly elected and qualified. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted for the nominees listed below. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present in person or represented by proxy is required to elect each nominee. Abstentions and broker non-votes are not counted in the election of directors and thus have no effect.

         The following table sets forth (i) the nominees for election as Class I Directors of the Company, and (ii) the Class II and Class III Directors of the Company whose terms in office will continue.

                                           DIRECTOR
                                          CONTINUOUSLY
       NAME AND AGE                          SINCE               PRINCIPAL OCCUPATION
       ------------                       ------------     ----------------------------------------------------


                    NOMINEES - TERMS TO EXPIRE 2005 (CLASS I)

Mark F. Emerson, 54                           1982         Chief Operating Officer

Michael D. Murphy, 57                         1995         Chief Executive Officer, Aelogis Corporation

             CONTINUING DIRECTORS - TERMS TO EXPIRE 2003 (CLASS II)

Roger D. Blackwell, 61                        1984         Professor of Marketing, The Ohio State University

William C. Niegsch, Jr., 49                   1982         Executive Vice President, Chief
                                                           Financial Officer, Treasurer and Secretary

Robert A. Rothman, 60                         1982         President, Amusement Concepts, Inc., a corporation
                                                           engaged in the video and electronic
                                                           games business

             CONTINUING DIRECTORS - TERMS TO EXPIRE 2004 (CLASS III)

William E. Arthur, 73                         1982         Of Counsel, Porter, Wright, Morris & Arthur, LLP
                                                           Attorneys at Law

Todd B. Barnum, 59                            1982         Chairman of the Board, Chief Executive
                                                           Officer and President

Thomas R. Green, 47                           1996         Chief Executive Officer, Lancaster Pollard & Company

INFORMATION CONCERNING BOARD OF DIRECTORS

         During fiscal 2001, four meetings of the Board of Directors were held. All directors attended 75% or more of the total Board of Directors' meetings, except Mr. Blackwell who attended two of the four meetings.

         In fiscal 2001, the members of the Compensation Committee were Messrs. Arthur, Blackwell and Green. The Compensation Committee's function is to recommend to the directors the annual compensation of the Company's executive officers, to grant options under the Company's stock option plans, and to establish other policies with respect to compensation. The Compensation Committee met once during fiscal 2001. All Compensation Committee members were in attendance at such meetings.

         In fiscal 2001, the members of the Audit Committee were Messrs. Rothman, Murphy and Green. The Audit Committee's function is to recommend to the directors a firm of accountants to serve as the Company's auditors and to review with the independent auditors and the appropriate corporate officers on matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls, and the scope of the audit. The Audit Committee met four times during fiscal 2001. All Audit Committee members were in attendance at each meeting.

         For fiscal 2001, each outside director was paid $1,500 per quarter, plus $1,000 for each Board meeting attended and $500 for each committee meeting attended. Directors who are also employees of the Company do not receive additional compensation for serving as directors. All directors are reimbursed for any reasonable expenses incurred in connection with their duties as directors of the Company.

         The Company has entered into indemnification contracts with each of its present directors, which contracts were ratified and authorized by the stockholders on September 9, 1986. The indemnification contracts with the directors (i) confirm the present indemnity provided to them by the Company's By-laws and give them assurances that this indemnity will continue to be provided despite future changes in the By-laws, and (ii) provide that, in addition, the directors shall be indemnified to the fullest possible extent permitted by law against all expenses (including attorneys' fees), judgments, fines and settlement amounts, paid or incurred by them in any action or proceeding, including any action by or in the right of the Company, on account of their service as a director of the Company or as a director or officer of any subsidiary of the Company or as a director or officer of any other company or enterprise when they are serving in such capacities at the request of the Company. No indemnity will be provided under the indemnification contract to any director on account of willful misconduct or conduct which is adjudged to have been knowingly fraudulent or deliberately dishonest.

         Mr. Blackwell is also a trustee of The Flex-Funds and a director of Intimate Brands, Inc., AirNet Systems, Inc., Applied Industrial Technologies, Inc., Anthony & Sylvan Pools Corporation, Diamond Hill Investment Group, Inc. and Frontstep Inc., each with a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

EXECUTIVE OFFICERS

         In addition to Messrs. Barnum, Emerson, and Niegsch, the following persons are executive officers of the Company.

         GREGORY L. HEYWOOD, age 50, has been the Company's Regional Vice President of Operations since March 1994. Prior to becoming the Company's Regional Vice President of Operations, Mr. Heywood had been a Regional Manager of the Company since September 1982.

         BONNIE BRANNIGAN, age 38, has been the Company's Vice President - Marketing and Planning, since November 1996. From November 1994 to July 1996, Ms. Brannigan served as the General Manager of The Executive Gallery, a catalog/direct mail company. From March 1990 to August 1994, Ms Brannigan served as the Sales Development Manager of McMaster-Carr Supply Company, an industrial supply company.

         LARRY FOURNIER, age 55, has been the Company's Vice President of Development since 1996. Prior to becoming the Company's Vice President of Development, Mr. Fournier served as the Director of Development of the Company since 1993. Prior to joining the Company in 1993, Mr. Fournier served as the Regional Manager of Land Development for M/I Schottenstein Homes, Inc., a homebuilder/land developer.

                             EXECUTIVE COMPENSATION

         The table below sets forth all compensation paid for each of the Company's last three completed fiscal years ended October 28, 2001, to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers who received compensation (based on salary and bonus) exceeding $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                Long-Term
                                                                                              Compensation
                                                                Annual Compensation               Awards
                                                          ------------------------------      -------------
                                                                                   (e)                          (i)
                                                                                  Other                         All
                (a)                                                               Annual                       Other
             Name and                                       (c)        (d)       Compen-           (g)        Compen-
             Principal                       (b)          Salary      Bonus      sation        Options        sation
             Position                       Year            ($)      ($)(1)      ($)(2)           (#)         ($)(3)
         ----------------                   -----           ---      ------      ------           ---         ------

Todd B. Barnum                               2001          $291,239   $101,500     $9,970       20,000          $30,000
Chairman, Chief Executive                    2000           265,808     96,000     10,006       11,000           30,000
Officer and President                        1999           245,508     80,000     10,111           --           30,000

                                             2001          $203,599    $61,775     $5,307       15,000          $10,000
Mark F. Emerson                              2000           186,674     48,000      4,693        5,000           10,000
Chief Operating Officer                      1999           170,575     40,000      4,143           --           10,000

William C. Niegsch, Jr.
Executive Vice President,                    2001          $186,091    $91,270     $5,547       15,000          $10,000
Chief Financial Officer,                     2000           164,706     48,000      4,254        5,000           10,000
Treasurer and Secretary                      1999           152,258     40,000      3,721           --           10,000

Gregory L. Heywood                           2001          $116,381    $72,811     $3,784           --           $2,000
Regional Vice President                      2000           112,759     61,361      3,482       11,000            2,000
of Operations                                1999            92,179     54,672      2,438           --            2,000


Bonnie J. Brannigan                          2001          $108,275    $89,275     $3,951           --           $2,000
Vice President, Marketing                    2000            99,125     55,500      3,093           --            2,000
                                             1999            79,390     33,625      2,249       10,000            2,000

---------------------------
(1) Amounts paid as bonuses are included for the year in which the bonus is earned, whether or not it is paid in that year or in a subsequent year.

(2) The Company maintains a medical reimbursement plan which provides for the reimbursement of substantially all of the uninsured medical and dental expenses of the Chief Executive Officer and President of the Company and his immediate family. The amount shown is the amount of reimbursements made by the Company during the fiscal year. The amount shown also includes amounts allocated to the executive officer pursuant to the Company's 401(k) and Supplemental Deferred Compensation Plans, in amounts for Mr. Barnum of $7,855, $7,236 and $6,404, Mr. Emerson of $5,307, 4,693 and $4,143, Mr.
     Niegsch of $5,547, $4,254 and $3,721, Mr. Heywood of $3,784, $3,482 and
     $2,438, and Ms. Brannigan of $3,951, $3,093 and $2,249, for fiscal 2001,
     2000 and 1999, respectively.

(3) Amounts shown represent the annual full amount of premiums paid by the Company on split dollar life insurance policies on the lives of each of Messrs. Barnum, Emerson, Niegsch and Heywood and Ms. Brannigan. Premiums paid by the Company will be repaid from the death benefit and the balance will be paid to the employee's beneficiaries. In the event of termination of employment, other than for cause or on death, the employee has the right to purchase the policy from the Company for the Company's cash value; provided, however, that beginning in 1993 for Messrs. Barnum, Emerson and Niegsch, and in 1998 for Mr. Heywood and

     Ms. Brannigan, ownership of the Company's cash value of the policy vests in the employee at the rate of 10% per year, so that the employee will only be required to pay the unvested portion of the Company's cash value on termination.

SEVERANCE AGREEMENTS

         On January 10, 2000 (the "Effective Date"), the Company entered into severance agreements in the event of a change in control with Todd B. Barnum, Mark F. Emerson and William C. Niegsch, Jr., (collectively the "Senior Executives"), and with Gregory L. Heywood and Bonnie J. Brannigan, (collectively the "Officers" and Senior Executives and Officers collectively the "Executives"). The agreements provide that in the event of an Executive's termination of employment under certain circumstances during the "Effective Period" (as defined below) following a "Change in Control" (as defined below) of the Company, he or she will be entitled to severance benefits.

         The "Effective Period" is the 12-month period following a Change in Control, except for the Senior Executives who have a 13-month Effective Period, including a "Window Period" in the 13th month following a Change in Control in which the Senior Executives may terminate their employment for any reason and be entitled to severance benefits.

         A "Change in Control" for purposes of the severance agreements is deemed to have occurred if and when, after the Effective Date of the agreements:

         (i) any person, including any group, shall acquire beneficial ownership of shares of the Company which results in such person possessing more than 50% of the total voting power to elect directors of the Company;

         (ii) as the result of, or in connection with, any tender or exchange offer, merger or other business combination, or contested election, or any combination of the foregoing transactions (a "Transaction"), the owners of the voting shares of the Company outstanding immediately prior to such Transaction own less than a majority of the voting shares of the Company after the Transaction;

         (iii) during any period of two consecutive years during the term of the severance agreements, more than 50% of the members of the Board of Directors are replaced with new members, unless the replacements were approved in advance by the Directors; or

         (iv) the sale, exchange, transfer, or other disposition of all or substantially all of the assets of the Company (a "Sale Transaction").

         Notwithstanding the foregoing definition, a "Change in Control" will not be deemed to have occurred for purposes of the severance agreements upon the occurrence of the following events:

         (i) if the Executive, alone or as part of any group, shall acquire beneficial ownership of shares of the Company that results in the Executive, or the Executive as part of any group, possessing more than 50% of the total voting power to elect directors of the Company;

         (ii) upon the occurrence of any Transaction, Sale Transaction, consolidation, or reorganization involving the Company and the Executive, alone or with other officers of the Company, or any entity in which the Executive has an ownership interest, except where such entity is a publicly traded company and the Executive does not own more than a 1% interest in such entity prior to the Transaction, Sale Transaction, consolidation, or reorganization;

         (iii) a transaction otherwise commonly referred to as a "management leveraged buyout"; or

         (iv) an acquisition of stock of the Company by employee benefit plans sponsored by the Company.

         If an Officer terminates employment during the Effective Period for "Good Reason" (as defined below), or if a Senior Executive terminates his employment during the Effective Period for Good Reason or during the Window Period for any reason, or if the Company terminates employment during such period for any reason other than for "Cause" (as defined below) or as a result of death, retirement or disability (as defined in the agreement), the Company will be obligated to pay his base salary and prorated bonus through the date of termination and to make a lump-sum payment equal to 2.99 times (for Senior Executives) or 1.5 times (for Officers) the average annual compensation (including salary and bonus) which was payable to such Executive for the five taxable years ending prior to the date on which the Change of Control occurred. In addition, all outstanding stock options issued to the Executive shall become 100% vested.

         The definition of "Good Reason" includes termination by an Executive of his or her employment following a Change in Control because of the following:
(i) a reduction in Executive's title, duties or status, or the assignment of duties inconsistent with the Executive's office; (ii) a reduction in either the Executive's base salary or total compensation; (iii) a requirement that the Executive relocate or a substantial increase in the Executive's business travel obligations; (iv) the relocation of the Company's principal executive offices to a location outside the greater Columbus, Ohio area; (v) the failure by the Company to continue any material fringe benefit or compensation plan, retirement plan, life insurance plan, health and accident plan, or disability plan in which the Executive is participating at the time of the Change in Control; or (vi) any breach of the severance agreement by the Company or any successor.

         The Company shall only have "Cause" to terminate an Executive's employment under the severance agreements upon the occurrence of one or more of the following grounds: (i) commission of a crime which is a felony, fraud, or embezzlement, or any misdemeanor involving an act of moral turpitude or committed in connection with the Executive's employment and which causes the Company a substantial detriment or embarrassment; (ii) engagement in activities or conduct clearly injurious to the best interests or reputation of the Company;
(iii) the willful and continued refusal or failure to perform reasonably assigned duties and responsibilities in a competent or satisfactory manner as determined by the Company; (iv) the willful and continued violation of any of the Company's rules of conduct or behavior including the willful and continued insubordination of the Executive; or (v) the willful and continued violation of any of the material terms and conditions of the severance agreement or any other written agreement or agreements that the Executive may have with the Company.

         The severance agreements continue in effect until the third anniversary of the Effective Date however on each anniversary date the term of the agreement automatically extends for one additional year beyond the then existing term, unless, 120 days notice is given of the Company's intent to terminate the agreement in which case the agreement shall terminate at the end of the then existing term.

STOCK OPTION PLANS

         The Company's 1996 and 1992 Stock Option Plans provide for the issuance of options to purchase up to 400,000 and 412,500 shares of the Common Stock, $.10 par value per share, of the Company, respectively, subject to adjustment for stock splits and other changes in the Company's capitalization, which options either meet the requirements of Section 422A of the Internal Revenue Code of 1986, as amended ("Incentive Options"), or do not meet such requirements ("Nonqualified Options"). Key employees of the Company, officers and directors of the Company, and certain other persons who provide services to the Company are eligible to receive options under the 1996 and 1992 Stock Option Plans. Options are granted to persons selected by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee determines the number of shares subject to option, the exercise price, and exercise period of such option and whether the option is intended to be a Nonqualified Option or an Incentive Option. The Committee also has the discretion under the 1996 and 1992 Stock Option Plans to make cash grants to optionholders that are intended to offset a portion of the taxes payable upon the exercise of Nonqualified Options or upon certain dispositions of shares acquired under Incentive Options. The tables set forth below provide additional information with respect to the grants and exercises of stock options by the named executive officers of the Company. As of December 31, 2001, the Company had options for 1,000 and 3,550 shares of Common Stock, respectively, under the 1996 and 1992 Stock Option Plans available for future grants.



                        OPTION GRANTS IN LAST FISCAL YEAR

                                                Individual Grants                                      (f)
                              -------------------------------------------------------       Potential Realizable Value
                                                                                             At Assumed Annual Rates
                                                  (c)                                      Of Stock Price Appreciation
                                              % of Total                                          For Option Term(3)
                                                Options                                    ----------------------------
                                                Granted
                                 (b)              To              (d)
                               Options         Employees        Exercise        (e)
        (a)                    Granted         In Fiscal         Price       Expiration
        Name                   (#)(1)            Year          ($/SH)(2)        Date         5%($)         10%($)
--------------------           -------        ----------       ---------     ----------    ---------     ----------

Todd B. Barnum                  20,000             40%           $10.30       10/16/11      $129,600      $328,400
Mark F. Emerson                 15,000             30%           $10.30       10/16/11       $97,200      $246,300
William C. Niegsch              15,000             30%           $10.30       10/16/11       $97,200      $246,300
Gregory L. Heywood                  --              --               --             --            --            --
Bonnie J. Brannigan                 --              --               --             --            --            --

---------------------------

(1) All options are first exercisable October 16, 2002. Options not exercisable as of the date of a change in control of the Company will become exercisable immediately as of such date. Options not yet exercised are cancelled after 30 days following termination of employment other than by death or for cause. In the event of termination of employment by death, the option may be exercised for up to one year but not later than the expiration date. Options not yet exercised are immediately cancelled upon the termination of employment for cause. Generally, the exercise price of options may be paid for in cash or in shares of Common Stock of the Company with the consent of the Committee. In addition, any tax which the Company is required to withhold in connection with the exercise of any stock option may be satisfied by the optionholder by electing, with the consent of the Committee, to have the number of shares to be delivered on the exercise of the option reduced by, or otherwise by delivering to the Company, such number of shares of Common Stock having a fair market value equal to the amount of the withholding requirements.

(2) In all cases, the exercise price was equal to or greater than the closing market price of the underlying shares on the date immediately prior to the date of grant.

(3) The assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict or forecast future stock prices.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                                         (e)
                                                                                                      Value of
                                                                                  (d)                Unexercised
                                                                               Number of            In-the-Money
                                                                              Unexercised            Options at
                                       (b)                  (c)          Options at FY-End(#)       FY-end($)(1)
                                      Shares               Value
        (a)                        Acquired on            Realized           Exercisable/           Exercisable/
        Name                       Exercise (#)             ($)              Unexercisable          Unexercisable
----------------------             ------------          ----------          -------------          -------------

Todd B. Barnum                        30,000              $107,000          113,000/31,000        $283,420/$27,320

Mark F. Emerson                       25,000               $97,500           57,000/20,000        $141,952/$13,625

William C. Niegsch, Jr.               25,000               $97,500           57,000/20,000        $141,952/$13,625

Gregory L. Heywood                     2,000                $8,800            8,000/14,000         $32,437/$23,375

Bonnie J. Brannigan                      --                    --            20,000/10,000         $81,875/$31,200

---------------------------

(1) As of October 28, 2001, not all unexercised options that were exercisable were in-the-money, meaning that the fair market value of the underlying securities exceeded the exercise price of the option at that date.

          The following Board Compensation Committee Report on Executive Compensation and Performance Graph will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee reviews and evaluates individual senior executive officers and determines the compensation for each. In general, compensation is designed to attract and retain qualified key executives, reward individual performance, relate compensation to Company goals and objectives and enhance shareholder value.

         Compensation for the executive officers includes base salary, bonus and stock option awards. Base salary is reviewed annually in light of the Committee's perception of individual performance, performance of the Company as a whole and industry analysis and comparison. No specific weight is given to any of these factors in the evaluation of an executive officer's base salary. However, since 1991, the Committee has felt that a significant portion of each senior executive officer's compensation should be in the form of bonuses based upon Company performance.

         The Committee also awards stock options to executive officers to encourage share ownership and to give them a stake in the performance of the Company's stock. Stock option awards are considered annually. The specific number of stock options granted to individual executive officers is determined by the Committee's perception of relative contributions or anticipated contributions to overall corporate performance. The Committee also reviews the total number of options already held by individual executive officers at the time of grant.

         Compensation for Mr. Barnum, the Company's CEO, during the 2001 fiscal year included salary and bonus. Mr. Barnum's base salary was determined by reviewing the previous level of his base salary, industry analysis and comparison and increases in the cost of living. No specific weight was given to any of these factors in the evaluation of Mr. Barnum's base salary. Mr. Barnum's bonus was determined solely by the formula established in advance for determining executive officers' bonuses. For 2001, the bonus formula established a bonus based on a set percentage of operating earnings of the Company over a target earnings threshold. Options to purchase 20,000 shares were awarded to Mr. Barnum in fiscal 2001.

         The Budget Reconciliation Act of 1993 amended the Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. The Committee does not believe that this law will impact the Company in the near term because the current level of compensation for each of the Company's executive officers is well below the $1,000,000 salary limitation.




                                              Compensation Committee:

                                              William E. Arthur
                                              Roger D. Blackwell
                                              Thomas R. Green

                               PERFORMANCE GRAPH



                          ----------------------------------FISCAL YEAR ENDING-----------------------------
COMPANY/INDEX/MARKET       10/31/1996    10/24/1997    10/23/1998    10/29/1999    10/27/2000    10/26/2001

Max & Erma's Rest             100.00       95.28         96.23        100.00         126.42        158.49

Eating Places                 100.00      105.17        128.35        143.02         121.54        123.60

NASDAQ Market Index           100.00      131.06        148.19        244.59         287.67        144.26




         The above Performance Graph compares the performance of the Company with that of the NASDAQ Market Index and a Peer Group Index, which is an index of SIC Code 5812 - Eating Places. Both the NASDAQ Market Index and the Peer Group Index include stocks of companies that were public as of October 29, 2000, and during the entire five-year period illustrated on the Performance Graph.

BOARD AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors, composed entirely of independent directors, met four times in Fiscal 2001. The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the Board.

         In fulfilling its responsibilities, the Committee recommended to the Board, subject to shareholder approval, the selection of Deloitte & Touche LLP as the Company's independent public accountants. The Committee:

- Discussed and considered the independence of Deloitte & Touche LLP, reviewing as necessary all relationships and services which might bear on the objectivity of the independent public accountants;

- Received written affirmation that Deloitte & Touche LLP is in fact independent;

-    Discussed the overall audit process, receiving and reviewing all reports;

- Involved Deloitte & Touche LLP in the Committee's review of the Company's financial statements and related reports with management;

- Provided to Deloitte & Touche LLP full access to the Committee and the Board to report on any and all appropriate matters.

- Discussed with Deloitte & Touche LLP all matters required to be reviewed by generally accepted auditing standards.

         The Committee provided guidance and oversight to the internal audit function of the Company including review of the organization, plans and results of this activity. Both the Chief Financial Officer and Deloitte & Touche LLP were afforded the routine opportunity to meet privately with the Committee and were encouraged to discuss any matters they desired.

         The Committee also met with selected members of management and the independent public accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves, and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

         In addition, the Committee considered the quality and adequacy of the Company's internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the Committee felt appropriate.

         Management's responsibility for financial reporting and the report and opinion of Deloitte & Touche LLP are filed separately in the annual report and should be read in conjunction with this letter and review of the financial statements. The Company's audited financial statements included in the annual report on Form 10-K were, after the Committee's review, approved by the Board of Directors for filing with the Securities and Exchange Commission.

         Based upon its work and the information received in the inquiries outlined above, the Committee is satisfied that its responsibilities under the charter for the period October 29, 2000, were met and that the financial reporting and audit processes of the Company are functioning effectively.

                                                     Audit Committee:

                                                     Robert A. Rothman
                                                     Michael D. Murphy
                                                     Thomas R. Green

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 2001.

CERTAIN TRANSACTIONS

         Mr. Rothman, a director of the Company, owns a 40% equity interest in, and is President of, Amusement Concepts, Inc., which has exclusive licenses to install and operate coin-operated amusement games in seven Max & Erma's restaurants. Under the licenses, the Company receives a license fee equal to 50% of the gross revenues generated by the games installed in each restaurant. All of the licenses are presently on a year-to-year basis. The total games revenues under the various license agreements for the fiscal year ended October 28, 2001, was $137,448 of which $68,724 was paid to the Company and $68,724 was retained by Amusement Concepts, Inc.

         The Company believes that the terms of all of the transactions and existing arrangements set forth above are no less favorable to the Company, its subsidiaries and affiliated partnerships than similar transactions and arrangements which might have been entered into with unrelated parties.

                     APPROVAL AND ADOPTION OF THE COMPANY'S
                             2002 STOCK OPTION PLAN

         At the Annual Meeting there will be submitted to shareholders a proposal to adopt the Max & Erma's Restaurants, Inc. 2002 Stock Option Plan (the "2002 Plan"). The Board of Directors has unanimously approved the adoption of the 2002 Plan. This summary of the principal features of the 2002 Plan is qualified in its entirety by the full text of the 2002 Plan, which is attached hereto as Appendix A and incorporated herein by reference. A vote in favor of adopting the 2002 Plan will constitute approval of all terms of the 2002 Plan.

PURPOSE

         The 2002 Plan is intended to further the growth and profitability of the Company by providing increased incentives to and encourage share ownership on the part of (a) certain key employees of the Company and its affiliates, (b) consultants and advisers who render services to the Company and its affiliates, and (c) directors of the Company who are employees of neither the Company nor any affiliate ("Non-employee Directors").

GENERAL

         The 2002 Plan permits the granting of stock options ("Options") and cash grants to serve as tax offset payments ("Tax Offset Payments" and together with Options, "Awards") to eligible participants. The total number of shares of the Company's common stock available for Options to be granted under the 2002 Plan is 250,000 shares. If an Option expires or is canceled without having been fully exercised or vested, the unvested or canceled shares will be available again for grants of Options.

ADMINISTRATION OF THE 2002 PLAN

         The 2002 Plan is to be administered by the Compensation Committee of the Board of Directors (the "Committee"). The members of the Committee, whose number shall be no fewer than two, must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), and as "outside directors" under section 162(m) of the Internal Revenue Code (the "Code"). Subject to the terms of the 2002 Plan, the Committee has the sole discretion to determine (i) the officers, employees, consultants and non-employee directors who shall be granted Options, (ii) the terms and conditions of all Awards under the 2002 Plan, and (iii) to construe and interpret the 2002 Plan. The Committee also is responsible for making adjustments in outstanding Options, the shares available for the granting of Options, and the numerical limitations for Options to reflect any transactions such as stock splits or stock dividends. The Board of Directors may amend or terminate the 2002 Plan at any time and for any reason, but to the extent required under Rule 16b-3 or Code Section 162(m), material amendments to the 2002 Plan must be approved by shareholders. In no event will the term of the 2002 Plan extend beyond the tenth anniversary of the effective date of the 2002 Plan.

ELIGIBILITY TO RECEIVE AWARDS

         Management, employees and consultants of the Company and its affiliates (i.e., any corporation or other entity controlling, controlled by, or under common control with the Company) are eligible to be selected to receive one or more Awards. The estimated number of eligible participants is approximately 150 persons. The actual number of employees and consultants who will receive Awards under the 2002 Plan cannot be determined because eligibility for participation in the Plan is at the discretion of the Committee. No participant may receive Awards covering more than 125,000 shares under the 2002 Plan. Non-employee Directors, at the discretion of the Committee, are eligible to receive only Non-Statutory Options under the 2002 Plan.

OPTIONS

         The Committee may grant incentive stock options, which may entitle the holder to favorable tax treatment, and/or nonqualified stock options. The number of shares covered by each option is determined by the Committee. The Committee will determine the option price per share of each Option granted under the 2002 Plan. Notwithstanding the foregoing, the option price of each incentive stock option granted under the 2002 Plan may not be less than the fair market value of a share on the date of grant of such Option. If the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of an incentive stock option must be at least 110% of fair market value. In addition, the total fair market value of shares of common stock subject to incentive stock options which are exercisable for the first time by an eligible associate in a given calendar year shall not exceed $100,000, valued as of the date of the incentive options' grant.

         The exercise price of each option must be paid in full within five business days following the date of exercise of an Option. The Committee also may permit payment (i) with previously acquired shares of Common Stock valued at their fair market value on the date they are tendered (provided the shares have been held at least 6 months prior to their tender), (ii) delivery of a full recourse promissory note, the terms and conditions of which will be determined by the Committee, (iii) any combination of the foregoing, or (iv) by delivery of written instructions to forward the notice of exercise to a broker or dealer and to deliver to a specified account a certificate for the shares purchased upon exercise of the option and a copy of irrevocable instructions to the broker or dealer to deliver the purchase price of the shares to the Company. Unless Tax Offset Payments sufficient to allow for withholding of taxes are being made at the time of exercise of an Option, any taxes required to be withheld must be paid by the participant at the time of exercise.

NON-EMPLOYEE DIRECTOR OPTIONS

         The 2002 Plan also provides the Committee the discretion to grant stock options to Non-employee Directors. The exercise price of each Non-employee Director option is also at the discretion of the Committee. The Committee will determine the period during which each Non-employee Director option may be exercised. The terms and conditions upon which non-employee director options may be granted can be amended by the board of directors not more than once every six months, other than to comport with changes in the Code, the Employment Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

EXPIRATION, TERMINATION AND ACCELERATION

         Options become exercisable and terminate at the times and on the terms established by the Committee, but options generally may not expire later than 10 years after the date of grant. Any option granted under the 2002 Plan will terminate automatically (i) 30 days after an employee's termination of employment with the Company (other than by reason of death or disability or for cause), and (ii) one year after the employee's death or termination of employment by reason of disability, unless the option expires earlier by its terms. Options will expire immediately upon termination for cause. Options not exercisable as of the date of a change in control of the Company will become exercisable immediately as of such date. The Committee maintains the discretion to cancel an Option during the 30-day period after termination of employment if the Optionee engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company or any parent or subsidiary of the Company.

NONTRANSFERABILITY OF OPTIONS

         Options granted under the 2002 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Options may be exercised, during the lifetime of the optionee, only by the optionee or by the optionee's guardian or legal representative

TAX ASPECTS

         Based on management's understanding of current federal income tax laws, the federal tax consequences of the grant of Awards under the 2002 Plan are, generally, as follows.

         Upon the exercise of a non-statutory option, the excess of the fair market value of the shares on the date of exercise over the exercise price is ordinary compensation income to the option holder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, respectively, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

         Generally, no ordinary taxable income is recognized upon the exercise of incentive options. The tax basis of the shares acquired will be the exercise price. To receive this favorable treatment, shares acquired pursuant to the exercise of incentive options may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date. If the shares are disposed of before the end of these holding periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the exercise price or the difference between the sale price and the exercise price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the holding periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss, respectively.

         All options granted under the Incentive Plan may be exercised with payment either in cash or, if authorized in advance by the Committee, in previously-owned shares of our common stock at their then fair market value (provided such shares have been held for at least 6 months), or in a combination of both. When previously-owned shares are used to purchase new shares upon the exercise of incentive options or non-statutory options, no gain or loss is recognized by the option holder if the total value of the old shares surrendered is not more than the total value of all of the new shares received. If, as would almost always be the case, the value of the new shares exceeds the value of the old shares, the excess amount is not regular taxable income to the option holder, if the option exercised is an incentive option and the holding periods discussed above are met for the old shares at the time of exercise. The new shares would also be subject to the holding periods discussed above. On the other hand, if the option exercised is a non-statutory option, the excess amount is taxable as ordinary income.

         Under certain circumstances, a stockholder also may exercise his or her stock option granted under the 2002 Plan by employing a broker to provide the Company with the exercise price. Undertaking a cashless exercise in conjunction with the exercise of an incentive option results in a disposition of those shares before the end of the holding periods and causes the stockholder to recognize ordinary income for those incentive options that are sold to effect the cashless exercise.

         No tax deduction is available to the Company in connection with the exercise of incentive options if the holding periods discussed above are met. The Company, however, is entitled to a tax deduction in connection with the exercise of incentive options if the holding periods discussed above are not met, in an amount equal to the ordinary income recognized by the option holder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations). The Company is entitled to a tax deduction in connection with a non-statutory stock option equal to the ordinary income recognized by the option holder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

         Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to certain "covered officers," as defined in Section 162(m). The general rule is that compensation paid to any covered officer will be deductible only to the extent that it does not exceed $1,000,000 or qualifies as performance-based compensation under Section 162(m). When Section 162(m) is applicable, the Compensation Committee will work to structure awards to achieve maximum deductibility absent other overriding strategic objectives.

         This discussion is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2002 Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2002 Plan, including the application and effect of any applicable foreign, state and local taxes, and any changes in the tax laws from the date of this Proxy Statement.

REQUIRED VOTE

         The adoption of the 2002 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting. No Awards will be paid pursuant to the 2002 Plan if shareholder approval is not obtained.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected, subject to the approval of the stockholders of the Company, Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending October 27, 2002. It is intended that persons acting under the accompanying proxy will vote the shares represented thereby in favor of ratification of such appointment. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if such representatives so desire. Deloitte & Touche LLP has performed audits of the Company's financial statements since 1980.

         Ratification of the selection of the independent public accountants requires the affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter. The Board of Directors recommends a vote FOR ratification of the selection of the independent public accountants. Abstentions have the same effect as votes cast against ratification, and broker non-votes have no effect. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted for ratification of the selection of the public accountants.

           FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001

         The following table shows the aggregate fees billed to us by our independent public accountants, Deloitte & Touche LLP, for services rendered during the fiscal year ended October 28, 2001.

                                  DESCRIPTION OF FEES                                         AMOUNT
          ---------------------------------------------------------------------      -------------------------
          Audit Fees (1)                                                                     $101,500
          Financial Information Systems Design and Implementation Fees                             $0
          All Other Fees (2)                                                                  $68,591

--------------

(1) Includes fees for audits for fiscal 2001, financial statements and reviews of the related quarterly financial statements.

(2) The Audit Committee of our Board of Directors has considered whether the rendering of such non-audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant's independence.

                     REPORTS TO BE PRESENTED AT THE MEETING

         There will be presented at the meeting the Company's Annual Report to Stockholders for the fiscal year ended October 28, 2001, containing financial statements for such year and the signed opinion of Deloitte & Touche LLP, independent public accountants, with respect to such financial statements. The Annual Report is not to be regarded as proxy soliciting material and management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

                         COST OF SOLICITATION OF PROXIES

         The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone or telegraph. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so. The Company may also retain a professional proxy solicitation firm to assist in the solicitation of proxies at a maximum total cost to be borne by the Company of $10,000 plus out-of-pocket expenses.

                              STOCKHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2003 must be received by the Company (addressed to the attention of the Secretary) on or before December 19, 2002. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange of 1934 for presentation at our 2003 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company (addressed to the attention of the Secretary) after January 10, 2003.

                                  OTHER MATTERS

         The only business which the management intends to present at the meeting consists of the matters set forth in this statement. The management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

         All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company or in person at the meeting, without affecting any vote previously taken.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       TODD B. BARNUM
                                       CHAIRMAN OF THE BOARD,
                                       CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                                                      APPENDIX A

                         MAX & ERMA'S RESTAURANTS, INC.
                             2002 STOCK OPTION PLAN


         1. PURPOSE. This plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain key employees, officers and directors of, and consultants and advisers who render services to, Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), and any current or future subsidiaries or parent of the Company by the granting of stock options (the "Options") as provided herein. By encouraging such stock ownership, the Company seeks to attract, retain and motivate employees, officers, directors, consultants and advisers of training, experience and ability. The Options granted under the Plan may be either incentive stock options ("ISOs") which meet the requirements of section 422 of the Internal Revenue Code of 1986, as amended from time to time hereafter (the "Code"), or options which do not meet such requirements ("Non-Statutory Options").

         2. EFFECTIVE DATE. The Board of Directors approved the Plan on December 11, 2001 and the Plan will become effective upon stockholder approval (the "Effective Date").

         3. ADMINISTRATION.

            (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") which consists of not fewer than two members of the Board. If any class of equity securities of the Company is registered under section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), all members of the Committee will be "non-employee directors" as defined in Rule l6b-3(b)(3)(i) promulgated under the 1934 Act (or any successor rule of like tenor and effect) and "outside directors" as defined in section 162(m) of the Code and the regulations promulgated thereunder and will not be eligible to receive any options under this Plan except pursuant to paragraph 4(b) of the Plan.

            (b) Subject to the provisions of the Plan, the Committee is authorized to establish, amend and rescind such rules and regulations as it deems appropriate for its conduct and for the proper administration of the Plan, to make all determinations under and interpretations of, and to take such actions in connection with the Plan or the Options granted thereunder as it deems necessary or advisable. All actions taken by the Committee under the Plan are final and binding on all persons. No member of the Committee is liable for any action taken or determination made relating to the Plan, except for willful misconduct.

            (c) The Company will indemnify each member of the Committee against costs, expenses and liabilities (other than amounts paid in settlements to which the Company does not consent, which consent will not be unreasonably withheld) reasonably incurred by such member in connection with any action to which he or she may be a party by reason of service as a member of the Committee, except in relation to matters as to which he or she is adjudged in such action to be personally guilty of negligence or willful misconduct in the performance of his or her duties. The foregoing right to indemnification is in addition to such other rights as the Committee member may enjoy as a matter of law, by reason of insurance coverage of any kind, or otherwise.

         4. ELIGIBILITY.

            (a) The Committee may grant Options and Tax Offset Payments, as defined in paragraph 10, to such key employees of (or, in the case of Non-Statutory Options only, to directors who are not employees of and to consultants and advisers who render services to) the Company or its subsidiaries or parent as the Committee may select from time to time (the "Optionees"); PROVIDED, HOWEVER, that if any class of equity securities of the Company is registered under section 12 of the 1934 Act, any member of the Board who is not an employee of the Company may not receive any Option or Tax Offset Payment under the Plan except pursuant to paragraph 4(b) of the Plan. The Committee may grant more than one Option to an individual under the Plan.

            (b) The Committee may grant Non-Statutory Options to each member of the Board who is not an employee of the Company as the Committee may select from time to time. This paragraph 4(b) may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

            (c) No ISO may be granted to an individual who, at the time an ISO is granted, is considered under section 422(b)(6) of the Code as owning stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation; PROVIDED, HOWEVER, this restriction will not apply if at the time such ISO is granted the option price per share of such ISO is at least 110% of the fair market value of such share, and such ISO by its terms is not exercisable after the expiration of five years from the date it is granted. This paragraph 4(c) has no application to Options granted under the Plan as Non-Statutory Options.

            (d) The aggregate fair market value (determined as of the date the ISO is granted) of shares with respect to which ISOs are exercisable for the first time by any Optionee during any calendar year under the Plan or any other incentive stock option plan of the Company or a parent or subsidiary of the Company may not exceed $100,000. This paragraph 4(d) has no application to Options granted under the Plan as Non-Statutory Options.

         5. STOCK SUBJECT TO PLAN. The shares subject to Options under the Plan are the shares of common stock, $.10 par value, of the Company (the "Shares"). The Shares issued pursuant to Options granted under the Plan may be authorized and unissued Shares, Shares purchased on the open market or in a private transaction, or Shares held as treasury stock. The aggregate number of Shares for which Options may be granted under the Plan may not exceed 250,000, subject to adjustment in accordance with the terms of paragraph 13 of the Plan. The maximum number of Shares for which Options may be granted under the Plan during the ten year term of the Plan to any one individual may not exceed 125,000 subject to adjustment in accordance with the terms of paragraph 13 of the Plan. The unpurchased Shares subject to terminated or expired Options may again be offered under the Plan. The Committee, in its sole discretion, may permit the exercise of any Option as to full Shares or fractional Shares. Proceeds from the sale of Shares under Options will be general funds of the Company.

         6. TERMS AND CONDITIONS OF OPTIONS.

            (a) At the time of grant, the Committee will determine whether the Options granted will be ISOs or Non-Statutory Options. All Options and Tax Offset Payments granted will be authorized by the Committee and, within a reasonable time after the date of grant, will be evidenced by stock option agreements in writing ("Stock Option Agreements"), in the form and containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee may determine. Any action under paragraph 13 may be reflected in an amendment to, or restatement of, such Stock Option Agreements.

            (b) The Committee may grant Options and Tax Offset Payments having terms and provisions which vary from those specified in the Plan if such Options or Tax Offset Payments are granted in substitution for, or in connection with the assumption of, existing options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company is a party.

         7. PRICE. The Committee will determine the option price per Share (the "Option Price") of each Option granted under the Plan. Notwithstanding the foregoing, the Option Price of each ISO granted under the Plan may not be less than the fair market value of a Share on the date of grant of such Option. The date of grant will be the date the Committee acts to grant the Option or such later date as the Committee specifies and the fair market value will be determined in accordance with paragraph 26(c) and without regard to any restrictions other than a restriction which, by its terms, will never lapse.

         8. OPTION PERIOD. The Committee will determine the period during which each Option may be exercised (the "Option Period"); PROVIDED, HOWEVER, any ISO granted under the Plan will have an Option Period which does not exceed 10 years from the date of grant.

         9. NONTRANSFERABILITY OF OPTIONS. An Option will not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's guardian or legal representative.

         10. TAX OFFSET PAYMENTS. The Committee has the authority and discretion under the Plan to make cash grants to Optionees to offset a portion of the taxes which may become payable upon exercise of Non-Statutory Options or on certain dispositions of Shares acquired under ISOs ("Tax Offset Payments"). In the case of Non-Statutory Options, such Tax Offset Payments will be in an amount determined by multiplying a percentage established by the Committee by the difference between the fair market value of a Share on the date of exercise and the Option Price, and by the number of Shares as to which the Option is being exercised. If the Tax Offset

Payment is being made on account of the disposition of Shares acquired under an ISO, such Tax Offset Payments will be in an amount determined by multiplying a percentage established by the Committee by the difference between the fair market value of a Share on the date of disposition, if less than the fair market value on the date of exercise, and the Option Price, and by the number of Shares acquired under an ISO of which an Optionee is disposing. The percentage will be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interest of the Company to assist Optionees in the payment of taxes. The Company has the right to withhold and pay over to any governmental entities (federal, state or local) all amounts under a Tax Offset Payment for payment of any income or other taxes incurred on exercise.

         11. EXERCISE OF OPTIONS.

             (a) The Committee, in its sole discretion, will determine the terms and conditions of exercise and vesting percentages of Options granted hereunder. Notwithstanding the foregoing or the terms and conditions of any Stock Option Agreement to the contrary, (i) if the Optionee's employment is terminated as a result of disability or death, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(b); (ii) if the Optionee's employment is terminated other than as a result of disability or death or for cause, his or her Options will be exercisable to the extent and for the period specified in paragraph 12(a); (iii) if a merger or similar reorganization or sale of substantially all of the Company's assets occurs, all outstanding Options will be exercisable to the extent and for the period specified in paragraph 13 (b) or paragraph 13(c), whichever paragraph applies; and (iv) if a change in control occurs, all outstanding Options will be exercisable for the period specified in paragraph 13(d).

             (b) An Option may be exercised only upon delivery of a written notice to the Committee, any member of the Committee, or any officer of the Company designated by the Committee to accept such notices on its behalf, specifying the number of Shares for which it is exercised.

             (c) Within five business days following the date of exercise of an Option, the Optionee or other person exercising the Option will make full payment of the Option Price in cash or, with the consent of the Committee, (i) by tendering previously acquired Shares (valued at fair market value, as determined by the Committee, as of such date of tender and provided such shares have been held at least six months prior to their tender); (ii) with a full recourse promissory note of the Optionee for the portion of the Option Price in excess of the par value of Shares subject to the Option, under terms and conditions determined by the Committee; (iii) any combination of the foregoing; or (iv) if the Shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and there is a regular public market for the Shares, by delivering to the Company on the date of exercise of the Option written notice of exercise together with:

                     (A) written instructions to forward a copy of such notice
              of exercise to a broker or dealer, as defined in section 3(a)(4) and 3(a)(5) of the 1934 Act ("Broker"), designated in such notice and to deliver to the specified account maintained with the Broker by the person exercising the Option a certificate for the Shares purchased upon the exercise of the Option, and

                     (B) a copy of irrevocable instructions to the Broker to
              deliver promptly to the Company a sum equal to the purchase price of the Shares purchased upon exercise of the Option and any other sums required to be paid to the Company under paragraph 18 of the Plan.

             (d) If Tax Offset Payments sufficient to allow for withholding of taxes are not being made at the time of exercise of an Option, the Optionee or other person exercising such Option will pay to the Company an amount equal to the withholding amount required to be made less any amount withheld by the Company under paragraph 18.

         12. TERMINATION OF EMPLOYMENT.

             (a) Upon termination of an Optionee's employment with the Company, any parent or subsidiary of the Company, or any successor corporation to either the Company or any parent or subsidiary of the Company, other than (i) termination of employment by reason of death or disability, as defined in paragraph 26(b), or (ii) termination of employment for cause, as defined in paragraph 26(f), the Optionee will have 30 days after the date of termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by him or her to the extent the same were exercisable on the date of termination; PROVIDED, HOWEVER, if such termination is a result of the Optionee's retirement with the consent of the Company and if the Committee, in its sole discretion, so permits, such Option shall then be exercisable to the extent of 100% of the Shares subject thereto. The Committee will determine in each case whether a termination of employment is a retirement with the consent of the Company and, subject to applicable law, whether a leave of absence is a termination of employment. The Committee may cancel an Option during the 30-day period after termination of employment referred to in this paragraph if the Optionee engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company or any parent or subsidiary of the Company.

             (b) Upon termination of employment by reason of death or disability, the Optionee's personal representative, or the person or persons to whom his or her rights under the Options pass by will or the laws of descent or distribution, will have one year after the date of such termination (but not later than the expiration date of the Stock Option Agreement) to exercise all Options held by Optionee to the extent the same were exercisable on the date of termination; PROVIDED, HOWEVER, the Committee, in its sole discretion, may permit the exercise of all or any portion of any Option granted to such Optionee not otherwise exercisable.

             (c) Upon termination of employment for cause (as defined in paragraph 26(f)), all Options held by such Optionee will terminate on the date of termination.

         13. REORGANIZATION.

             (a) If a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation or other change in the Company's capitalization occurs, the Committee will proportionately adjust or substitute the aggregate number of Shares for which Options may be granted under this Plan, the number of Shares subject to outstanding Options and the Option Price of the Shares subject to outstanding Options to reflect the same. The Committee will make such other adjustments to the Options, the provisions of the Plan and the Stock Option Agreements as may be appropriate and equitable, which adjustments may provide for the elimination of fractional Shares.

             (b) In the event of a change of the Company's common stock, $.10 par value, resulting from a merger or similar reorganization as to which the Company is the surviving corporation, or a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a change in control as defined in paragraph 26(a), the number and kind of Shares which thereafter may be purchased pursuant to an Option under the Plan and the number and kind of Shares then subject to Options granted hereunder and the price per Share thereof will be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder.

             (c) Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive (other than a merger or similar reorganization involving only a change in the state of incorporation or an internal reorganization not involving a change in control as defined in paragraph 26(a)), or a sale of all or substantially all of the assets of the Company, will cause every Option hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder on terms reasonably acceptable to the Board; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board, in its sole discretion, may provide that some or all of the unexercised portion of any one or more of the outstanding Options will be immediately exercisable and vested as of such date prior to such merger, similar reorganization or sale of assets as the Board determines. If the Board makes an Option fully exercisable under this paragraph 13(c), the Board will notify the Optionee that the Option will be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

             (d) If a change in control (as defined in paragraph 26(a)) occurs, all outstanding Options granted under this Plan will become immediately exercisable to the extent of 100% of the Shares subject thereto notwithstanding any contrary waiting or vesting periods specified in this Plan or in any applicable Stock Option Agreement.

         14. SALE OF OPTION SHARES. If any class of equity securities of the Company is registered pursuant to section 12 of the 1934 Act, any Optionee or other person exercising the Option who is subject to section 16 of the 1934 Act by virtue of his or her relationship to the Company shall not sell or otherwise dispose of the Shares subject to Option unless at least six months have elapsed from the date of the grant of the Option.

         15. RIGHTS AS SHAREHOLDER. The Optionee has no rights as a shareholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate to the Optionee for such Shares.

         16. NO CONTRACT OF EMPLOYMENT. Nothing in the Plan or in any Option or Stock Option Agreement confers on any Optionee any right to continue in the employment or service of the Company or any parent or subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time. The establishment of the Plan will in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company or any parent or subsidiary of the Company and the Optionee. Options granted under the Plan will not be affected by any change of duties or position as long as the Optionee continues to be employed by the Company or any parent or subsidiary of the Company.

         17. AGREEMENTS AND REPRESENTATIONS OF OPTIONEES. As a condition to the exercise of an Option, the Committee, in its sole determination, may require the Optionee to represent in writing that the Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Shares to sell or otherwise dispose of the same.

         18. WITHHOLDING TAXES. The Company or any parent or subsidiary of the Company has the right (a) to withhold from any salary, wages, or other compensation for services payable by the Company or any parent or subsidiary of the Company to or with respect to an Optionee, or to demand payment from the Optionee or other person to whom the Company is delivering certificates for Shares purchased upon exercise of an Option of, amounts sufficient to satisfy any federal, state or local withholding tax liability attributable to such Optionee's (or any beneficiary's or personal representative's) receipt or disposition of Shares purchased under any Option or (b) to take any such other action as it deems necessary to enable it to satisfy any such tax withholding obligations. The Committee, in its sole discretion, may permit an Optionee to elect to have Shares that would be acquired upon exercise of Options (valued at fair market value as of the date of exercise) withheld by the Company in satisfaction of such Optionee's withholding tax liabilities, provided that the shares to be withheld shall have a fair market value on the date the tax is to be determined equal to the minimum statutory withholding rate which could be withheld on the transaction.

         19. EXCHANGES. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option will be exercisable at the then fair market value of the Shares, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. Upon surrender, the Options surrendered will be cancelled, and the Shares previously subject to them will be available for the grant of other Options. The Committee also may grant Tax Offset Payments to any Optionee surrendering such Option for a new Option.

         20. COMPLIANCE WITH LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver the Shares under such Options, will be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Options issued under this Plan are not exercisable prior to (i) the date upon which the Company has registered the Shares for which Options may be issued under the 1933 Act and the completion of any registration or qualification of such Shares under state law, or any ruling or regulation of any government body which the Company, in its sole discretion, determines to be necessary or advisable in connection therewith, or (ii) receipt by the Company of an opinion from counsel to the Company stating that the exercise of such Options may be effected without registering the Shares subject to such Options under the 1933 Act or under state or other law.

         21. ASSUMPTION. The Plan may be assumed by the successors and assigns of the Company.

         22. EXPENSES. The Company will bear all expenses and costs in connection with administration of the Plan.

         23. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may terminate, amend or modify the Plan at any time without further action on the part of the shareholders of the Company; PROVIDED, HOWEVER, that (a) no amendment to the Plan may cause the ISOs granted hereunder to fail to qualify as incentive stock options under the Code; and (b) any amendment to the Plan which requires the approval of the shareholders of the Company under the Code, the regulations promulgated thereunder or the rules promulgated under section 16 of the 1934 Act will be subject to approval by the shareholders of the Company in accordance with the Code, such regulations or such rules. No amendment, modification or termination of the Plan may adversely affect in any manner any Option previously granted to an Optionee under the Plan without the consent of the Optionee or the transferee of such Option.

         24. TERM OF PLAN. The Plan will become effective on the Effective Date, subject to the approval of the Plan by the holders of a majority of the shares of stock of the Company entitled to vote within twelve months of the date of the Plan's adoption by the Board, and the exercise of all Options granted prior to such approval will be subject to such approval. The Plan will terminate on the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board. Termination of the Plan, however, will not affect the rights of Optionees under Options previously granted to them, and all unexpired Options will continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions.

         25. LIMITATION OF LIABILITY. The liability of the Company under this Plan or in connection with any exercise of an Option is limited to the obligations expressly set forth in the Plan and in any Stock Option Agreements, and no term or provision of this Plan or of any Stock Option Agreements will be construed to impose any further or additional duties, obligations or costs on the Company not expressly set forth in the Plan or the Stock Option Agreements.

         26. DEFINITIONS.

             (a) CHANGE IN CONTROL. A "change in control" will be deemed to have occurred if and when (i) a person, partnership, corporation, trust or other entity ("Person") acquires or combines with the Company, or 50 percent or more of its assets or earning power, in one or more transactions, and after such acquisition or combination, less than a majority of the outstanding voting shares of the Person surviving such transaction (or the ultimate parent of the surviving Person) is owned by the owners of the voting shares of the Company outstanding immediately prior to such acquisition or combination; or (ii) during any period of two consecutive years during the term of this Plan, individuals who at the beginning of such period are members of the Board ("Original Board Members") cease for any reason to constitute at least a majority of the Board, unless the election of each Board member who was not an Original Board Member has been approved in advance by Board members representing at least two-thirds of the Board members then in office who were Original Board Members.

             (b) DISABILITY. The term "disability" means a physical or mental condition resulting from bodily injury, disease, or mental disorder which renders the Optionee incapable of continuing the Optionee's usual and customary employment or service with the Company or any parent or subsidiary of the Company.

             (c) FAIR MARKET VALUE. If the Shares are publicly traded, the term "fair market value" as used in this Plan means (i) the closing price quoted in the Nasdaq National Market, if the Shares are so quoted, (ii) the last quote reported by Nasdaq for small-cap issues, if the Shares are so quoted, (iii) the mean between the bid and asked prices as reported by Nasdaq, if the Shares are so quoted, or (iv) if the Shares are listed on a securities exchange, the closing price at which the Shares are quoted on such exchange, in each case at the close of the date immediately before the Option is granted or, if there be no quotation or sale on that date, the next preceding date on which the Shares were quoted or traded. In all other cases, the fair market value will be determined in accordance with procedures established in good faith by the Committee and with respect to ISOs, conforming to regulations issued by the Internal Revenue Service regarding incentive stock options.

             (d) KEY EMPLOYEES. The term "key employees" means those executive, administrative, operational and managerial employees who are determined by the Committee to be eligible for Options under the Plan.

             (e) PARENT AND SUBSIDIARY. The terms "subsidiary" and "parent" as used in the Plan have the respective meanings set forth in sections 424(f) and
(e) of the Code.

             (f) TERMINATION FOR CAUSE. The term "termination of employment for cause" means termination of employment for (a) the commission of an act of dishonesty, including but not limited to misappropriation of funds or property of the Company; (b) the engagement in activities or conduct injurious to the reputation of the Company; (c) the conviction or entry of a guilty or no contest plea to a misdemeanor (involving an act of moral turpitude) or a felony; (d) the violation of any of the terms and conditions of any written agreement the Optionee may have with the Company or its parent or subsidiary (following 30 days' written notice from the

Company specifying the violation and the employee's failure to cure such violation within such 30-day period) or (e) any refusal to comply with the written directives, policies or regulations established from time to time by the Board.

                                  DETACH CARD
PROXY
                         MAX & ERMA'S RESTAURANTS, INC.
                              4849 Evanswood Drive
                              Columbus, Ohio 43229

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 11, 2002

    The undersigned stockholder of Max & Erma's Restaurants, Inc. (the "Company") hereby appoints, Todd B. Barnum and William C. Niegsch, Jr. or either of them, as attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters located at 4849 Evanswood Drive, Columbus, Ohio on Thursday, April 11, 2002, at 9:30 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned stockholder would have if personally present, for the following purposes:

1. ELECTION OF MARK F. EMERSON AND MICHAEL D. MURPHY AS CLASS I DIRECTORS.

   [ ] FOR

   [ ] WITHHOLD AUTHORITY FOR EACH NOMINEE

     INSTRUCTION: TO WITHHOLD AUTHORITY FOR A SPECIFIC NOMINEE, WRITE THAT NOMINEE'S NAME HERE:

     -----------------------------------------------------------------

2. ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN.

                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

                                     (Continued and to be signed on other side.)

                                  DETACH CARD
                          (Continued from other side.)

3. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE 2002 FISCAL YEAR.
                  [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

4. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated February 25, 2002, the Proxy Statement and the Annual Report of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

    PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

                                           Dated: -----------, 2002

                                           ------------------------------
                                                    (Signature)

                                           ------------------------------
                                                    (Signature)

                                           SIGNATURE(S) SHALL AGREE WITH
                                           THE NAME(S) PRINTED ON THIS
                                           PROXY. IF SHARES ARE
                                           REGISTERED IN TWO NAMES, BOTH
                                           STOCKHOLDERS SHOULD SIGN THIS
                                           PROXY. IF SIGNING AS ATTORNEY,
                                           EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE OR GUARDIAN, PLEASE
                                           GIVE YOUR FULL TITLE AS SUCH.

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS